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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2005

                               XANSER CORPORATION

               (Exact name of registrant as specified in charter)


       Delaware                        001-05083                74-1191271
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4000


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
Item 7. Financial Statements and Exhibits.

     99.1 Press Release dated November 14, 2005, reporting financial results for the three and nine months ended September 30, 2005.


Item 12. Results of Operations and Financial Condition and Exhibit

     A press release issued by Xanser Corporation on November 14, 2005 regarding financial results for the three and nine months ended September 30, 2005 is attached hereto as Exhibit 99.1, and excluding the final paragraph thereof, is incorporated herein by reference. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               XANSER CORPORATION



Dated November 14, 2005                  //s/  HOWARD C. WADSWORTH
                                     -------------------------------------------
                                     Howard C. Wadsworth
                                     Sr. Vice President, Treasurer and Secretary

                                                                    Exhibit 99.1


                               XANSER CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                  (Unaudited)


                                                           Three Months                Nine Months
                                                         Ended September 30,       Ended September 30,
                                                       ----------------------    ----------------------
                                                          2005         2004         2005         2004
                                                       ---------    ---------    ---------    ---------
Revenues:
        Services                                       $  39,883    $  35,385    $ 113,116    $ 101,541
        Products                                             518          379        5,925        2,043
                                                       ---------    ---------    ---------    ---------
             Total revenues                               40,401       35,764      119,041      103,584
                                                       ---------    ---------    ---------    ---------
Costs and expenses:
        Operating costs                                   37,474       32,634      109,490       94,208
        Cost of products sold                                526          294        6,369        1,219
        Depreciation and amortization                        900          842        2,729        2,612
        General and administrative                           891          733        2,327        2,277
        Other                                               (769)        --           (769)        --
                                                       ---------    ---------    ---------    ---------
                        Total costs and expenses          39,022       34,503      120,146      100,316
                                                       ---------    ---------    ---------    ---------
Operating income (loss)                                    1,379        1,261       (1,105)       3,268

Interest and other income, net                               213           32          487           97

Interest expense                                            (256)        (266)        (792)        (743)
                                                       ---------    ---------    ---------    ---------
Income (loss) before income taxes                          1,336        1,027       (1,410)       2,622

Income tax expense                                        (1,295)        (822)      (2,557)      (1,438)
                                                       ---------    ---------    ---------    ---------
Net income (loss)                                      $      41    $     205    $  (3,967)   $   1,184
                                                       =========    =========    =========    =========
Earnings (loss) per common share - Basic and Diluted   $    -       $    0.01    $   (0.12)   $    0.04
                                                       =========    =========    =========    =========



                               XANSER CORPORATION
                            SUPPLEMENTAL INFORMATION
                                 (In thousands)
                                  (Unaudited)


                                                           Three Months                Nine Months
                                                         Ended September 30,       Ended September 30,
                                                       ----------------------    ----------------------
                                                          2005         2004         2005         2004
                                                       ---------    ---------    ---------    ---------
Revenues:
        Technical services                             $  35,403    $  29,781    $ 100,911    $  86,521
        Information technology services                    4,998        5,983       18,130       17,063
                                                       ---------    ---------    ---------    ---------
                                                       $  40,401    $  35,764    $ 119,041    $ 103,584
                                                       =========    =========    =========    =========
Operating income (loss):
        Technical services                             $   3,542    $   2,584    $   7,986    $   5,839
        Information technology services                   (1,272)        (590)      (6,764)        (294)
        General and administrative expenses                 (891)        (733)      (2,327)      (2,277)
                                                       ---------    ---------    ---------    ---------
                                                       $   1,379    $   1,261    $  (1,105)   $   3,268
                                                       =========    =========    =========    =========